Exhibit 10.51

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated *September 9, 2011*, on property known as *Cassia Rd Lot 3129-251-13, Adelanto CA 92301* ("Property"), in which *Coronus Energy Corp.* , is referred to as ("Buyer") and *Zacarias D Ramirez, Elisa B Ramirez* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *January 6, 2012* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________________.
3. **OTHER EXTENSION(S):** The time for ______________________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** *Deal is subject to Coronus board of director approval on or before December 31,2011.*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X per [signature] Date 11/16/2011
Coronus Energy Corp.

Buyer ______________________ Date ______________

Seller X Zacarias D. Ramirez, Trustee Date Nov. 17, 2011
Zacarias D Ramirez

Seller X For Elisa B. Ramirez Date 11/17/2011
Elisa B Ramirez

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392